QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-187661) and on Form S-8 (Nos. 333-125209 and 333-148280) of TransMontaigne Partners L.P. of our report dated March 10, 2014 relating to the financial statements of Battleground Oil Specialty Terminal Company LLC, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
March 10, 2014

QuickLinks

  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM